• January 10, 2022JANUARY 10, 202 40th Annual J.P. Morgan Healthcare Conference NEED NEW IMAGE THAT WE SENT Exhibit 99.1

2 Forward-Looking Statements This presentation includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth and future performance, including, but not limited to, statements about our strategic initiatives, our capital plans, our costs, our ability to successfully implement new technologies, our future financial and operational performance, our liquidity and the expected timing, completion and effects of the proposed transaction. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of R1’s and Cloudmed’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: (i) our ability to retain existing customers or acquire new customers; (ii) our ability to manage our operations effectively; (iii) competition within the market; (iv) the severity, magnitude and duration of the COVID-19 pandemic; (v) responses to the pandemic by the government and healthcare providers and the direct and indirect impacts of the pandemic on our customers and personnel; (vi) the disruption of national, state, and local economies as a result of the pandemic (including as a result of supply chain interruptions, labor shortages, and inflationary pressures); (vii) the impact of the pandemic on our financial results, including possible lost revenue and increased expenses; (viii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ix) satisfaction of the conditions precedent to the consummation of the proposed transaction, including the receipt of required regulatory and shareholder approvals; and (x) R1’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2020, our quarterly reports on Form 10-Q, the registration statement on Form S-4 and the proxy statement included therein that R1 intends to file relating to the transactions described herein and any other periodic reports that we file with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. R1 assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

3 Disclaimer Additional Information and Where to Find It In connection with the proposed transaction and plan of merger (the “Transaction Agreement”) by and among R1 RCM, Inc. (“R1”), Project Roadrunner Parent Inc., a wholly owned subsidiary of R1 (“New Pubco”), Project Roadrunner Merger Sub Inc., a wholly owned subsidiary of New Pubco (“R1 Merger Sub”), Coyco 1, L.P. (“Coyco 1”) and Coyco 2, L.P. (“Coyco 2”, and together with Coyco 1, the “Sellers”) and other parties thereto, pursuant to which R1 Merger Sub will merge with and into R1, with R1 surviving as a direct, wholly-owned subsidiary of New Pubco, and Sellers will contribute equity in their subsidiaries constituting the Cloudmed business (“Cloudmed”) to New Pubco in exchange for shares of New Pubco common stock, R1 will file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will constitute a prospectus and proxy statement of R1. The proxy statement/prospectus described above will contain important information about R1, the Cloudmed business, the proposed transaction and related matters. A proxy statement/prospectus will be sent to all shareholders of R1. R1 also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of R1 are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of these documents, and other documents filed with the SEC, by R1 through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from R1 by visiting its website at https://r1rcm.com/, or upon written request to 434 W. Ascension Way, 6th Floor, Murray, Utah 84123. No Offer or Sale of Securities This presentation is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances with R1, the Sellers, Cloudmed or any of their respective subsidiaries, equityholders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

4 Disclaimer Financial Projections All financial projections in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond R1’s control. No independent registered public accounting firm has audited, reviewed, compiled or performed any procedures with respect to the combined financial information of R1 contained herein, and, accordingly R1 expresses no opinion or otherwise provides any form of assurance with respect thereto for the purposes of this presentation. Such information may not be included, may be adjusted or may be presented differently in, any registration statement or proxy statement or other relevant documents to be filed by R1 with the SEC. The inclusion of projections in this presentation should not be regarded as an indication that R1, or its representatives, considered or consider the projections to be a reliable prediction of future events. Non-GAAP Financial Information Some of the financial information and data contained in this presentation, including Adjusted EBITDA (and related measures), have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the Appendix located at the end of this presentation for a reconciliation of the non- GAAP financial measure to the most directly comparable GAAP financial measure. Participants in the Solicitation The directors and executive officers of R1 may be deemed to be participants in the solicitation of proxies from R1’s shareholders. Information regarding R1’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, in respect of the transaction described herein will be included in the proxy statement/prospectus described above.

Leading Technology-Driven Platform to Manage Healthcare Provider Revenue



Revenue Cycle Platform for Leading Providers

~$1.7B
2022E Revenue

$41B+
NPR Under Management



Large, Growing Addressable Market

$110B[1]
Acute & Ambulatory RCM Market



Significant Growth

>15%
Revenue CAGR 2018-2022E

>50%
Adj. EBITDA CAGR 2018-2022E



Strong Visibility and High Margin

>90%
Recurring Revenue

~30%
Long-Term Adj. EBITDA Margin

Note[1]: CMS NHE Projections and R1 estimates
Note: Adjusted EBITDA is a non-GAAP measure, please refer to the Appendix for a reconciliation of non-GAAP financial measures

R1 | 5

6 Transforming Revenue Performance Across Care Settings and Payment Models All Revenue Cycle Phases Order to Intake Care to Claim Claim to Payment All Payment Models Fee-for-service Patient Self-pay Value-based Solutions address the full spectrum of needs and operations All Care Settings Ambulatory Acute Post-Acute

7 Compelling Value Proposition for All Healthcare Providers NEED • Higher patient satisfaction • Lower costs • Higher revenue • Faster collections Growing pressure to run revenue cycle more efficiently We plug into healthcare providers’ existing IT systems VALUE ADD RESULTS

8 Why We Win Flexible Engagement Models Operating Partner Co-Managed Modular Proven Results R1 Infrastructure and Capabilities Proprietary Technology Experienced Talent Performance Analytics Global Shared Services

9 ▪ ~$10B of NPR in contracting, expected to be signed in early February 2022 ▪ We plan to update guidance after closing the Cloudmed acquisition and signing the new contract ▪ R1’s Board of Directors has increased the Company’s share repurchase authorization to $500M Standalone 2022 R1 Guidance $M 2021E 2022E Revenue $1,460 – $1,480 $1,660 – $1,700 GAAP Operating Income $142 – $148 $200 – $220 Adjusted EBITDA $337 – $343 $385 – $405 Additional Highlights Note: Adjusted EBITDA is a non-GAAP measure, refer to the Appendix for a reconciliation of non-GAAP financial measures

10 Revised Outlook Prior Outlook Revised with Cloudmed NPR Growth 10-12% 12-14% Modular Growth - ~20% Adjusted EBITDA Growth 12-15% 17%+ Medium-Term Margin Target 25% 30%+ Long-Term Margin Target 30% 35%+

11 Leading data and analytics-driven revenue intelligence platform Leading E2E technology- driven platform to manage healthcare provider revenue Powerful Combination of Market-leading Platforms ▪ Market-leading tech-enabled platform ▪ Strategic partner of choice to providers ▪ Unlocks significant TAM & accelerates growth ▪ Automation leader, positioned for innovation in and around data Strategic Highlights Early Stages of a Significant Market Growth Opportunity

12 Investment Highlights 1. Large and Growing Total Addressable Market 2. Leading Platform for Provider Revenue Management 3. Clear and Expanding Competitive Advantage 4. Significant Revenue Growth with High Visibility 5. Deploying Proven Playbook for Margin Expansion

13 Evolving Market Dynamics Driving Significant Opportunity Industry Consolidation  Infrastructure not delivering scale advantages Capital Constraints  Priority on clinical investments Financial Pressure  Declining reimbursement  Inflationary labor pressures Increasing Complexity  Higher costs  Fatigue with point solutions Patient Experience  Demands for consumer-friendly technology

14 Total TAM is $110B1 Large, High Growth and Underpenetrated RCM Market External Spend ~$30B Internal Spend ~$80B Acute-Care $70B Physician $40B External Spend Expected to Double by 20271,2 External Spend Growing >2x Internal Spend2 2020 >70% of Spend Still Managed In-House 2027 12% CAGR Note1: CMS NHE Projections and R1 estimates Note2: Research and Markets Global Forecast to 2027, published March 2020 Annual spend CAGR projected through 2027 External Spend 12% Internal Spend 5% Note3: Represents 2018 to 2022E revenue CAGR 3R1 growing faster than the market at >15%3 ~$66B ~$30B 2020 2027

15 Clear and Expanding Competitive Advantage Platform of Choice Comprehensive Automation Enabling Providers to Power Value- Based Contracts High Quality Low Cost Proven Results Scale Contract Visibility Payment Model Flexibility 1 4 entri: Intelligent Patient Access Patient Experience Intake Consumer Payments 2 3 RPA Machine Learning NLP

4 Value-Based Contracts

Infrastructure Enabling Providers to Power Value-Based Contracts

	Current R1 Annual Stats	Relevance for Taking Risk
Patient Engagement and Referral Management	▪ Appts scheduled &/or registered (>60M patients annually) ▪ Utilization Reviews (90k+ annually)	▪ Preventive care metric compliance ▪ High-performance network development ▪ Site of service management
Clinical Documentation and Acuity Capture	▪ Physician Charts Coded (15M+ annually) ▪ CDI Case reviews (93k+ annually) ▪ P4P Members Under Management (100k+)	▪ Clinical quality data capture ▪ Risk-adjustment accuracy ▪ Health plan data reconciliation
Revenue Integrity and Payment Administration	▪ Scaled payments administration ($41B+ NPR) ▪ Value-Based Payments Managed ($1.7B)	▪ Revenue and member eligibility reconciliation ▪ Efficient and accurate claims administration

Well-positioned to enable providers to take risk

R1 | 16

17 Multiple Growth and Profit Drivers ▪ Onboard and optimize contracted business ▪ Drive digitization and automation ▪ Implement new commercial wins ▪ Execute targeted M&A

18 Onboard and Optimize Contracted Wins Midpoint of adjusted EBITDA contribution margin depending on contracting model: 30% to 45% Steady State Margin 36+ Months 17% to 28% Margin-ramp 12-36 Months -20% to -16% Launch Phase 0-12 Months Mednax ($1.5B NPR) Ascension Pre-2016 and Phase-1 ($9B NPR) Ascension Phase-2 and Wisconsin ($5B NPR) AMITA and Ascension Medical Group ($6B NPR) Quorum Health, American Physician Partners, and RUSH ($4B NPR) Penn State Health, LifePoint Health ($5B NPR) Intermountain Health ($6B NPR) 2019 2020 2021 2022 $16.5B NPR in margin- ramp phase exiting 2021

19 Technology Innovation Drives Margin Expansion TRANSFORMATION MEASURES 2020 2022E Adjusted EBITDA Contribution ~$20M >$45M Tasks Automated >30M >100M Machine Learning Models 4 >25 PX Locations Deployed >300 >600 Digital Self-Service Tasks >12M >30M …Driving Significant EBITDA… …with Runway to ExpandProven Levers… 150M Tasks Assessed 50M in Development 70M in Production Manual Tasks ~550M 60M to Process Map Robotic Process Automation (RPA) Patient Experience (PX) & Payments Cognitive and Machine Learning (ML)

20 Delivering High Revenue Growth and Visibility Revenue ($M) $869 $1,186 $1,271 $1,470 2018 2019 2020 2021E 2022E $1,680 >15% CAGR >90% >90% Recurring Revenue with weighted average contract life of 9.0 years for end-to-end contracts2 Note1: Midpoint of guidance Note2: As of 5/4/2021 1 Recurring Revenue (%) 1

21 6.6% 14.2% 18.9% 23.1% 23.5% 2018 2019 2020 2021E 2022E $57 $168 $240 $340 2018 2019 2020 2021E 2022E Track Record of EBITDA Growth and Margin Expansion >50% CAGR 1 Note1: Midpoint of guidance 1 Adj. EBITDA ($M) Adj. EBITDA Margin +1,600 BPS $395 1 1

22 ▪ ~$10B of NPR in contracting, expected to be signed in early February 2022 ▪ We plan to update guidance after closing the Cloudmed acquisition and signing the new contract ▪ R1’s Board of Directors has increased the Company’s share repurchase authorization to $500M Standalone 2022 R1 Guidance $M 2021E 2022E Revenue $1,460 – $1,480 $1,660 – $1,700 GAAP Operating Income $142 – $148 $200 – $220 Adjusted EBITDA $337 – $343 $385 – $405 Additional Highlights Note: Adjusted EBITDA is a non-GAAP measure, refer to the Appendix for a reconciliation of non-GAAP financial measures

23 Investment Highlights 1. Large and Growing Total Addressable Market 2. Leading Platform for Provider Revenue Management 3. Clear and Expanding Competitive Advantage 4. Significant Revenue Growth with High Visibility 5. Deploying Proven Playbook for Margin Expansion

24JPM Healthcare Conference 2022 Appendix

Flexible Contracts Have Embedded Growth and Margin Expansion

Engagement Type	Commentary	Illustrative Economics ($M)[1]
Operating Partner	▪ R1 manages end-to-end RCM capabilities ▪ Requires extensive infrastructure to execute ▪ Greatest revenue opportunity, high growth potential ▪ Highest EBITDA contribution	
Co-Managed	▪ R1 and client team manage end-to-end RCM capabilities together ▪ Less extensive infrastructure on relative basis ▪ Highest EBITDA margin expansion potential	
Modular	▪ R1 provides a la carte solutions for RCM and patient engagement ▪ Requires least amount of initial investment ▪ EBITDA positive Year 1 ▪ Highest EBITDA margin opportunity	

Revenue
EBITDA[2]
70-80
120-150
(12)
35-45
Year 1
Year 4
EBITDA margin[3] ~(16%) ~30%

Revenue
EBITDA[2]
5-15
30-50
(2)
15-20
Year 1
Year 4
EBITDA margin[3] ~(20%) ~44%

Revenue
EBITDA[2]
10-20
10-20
3-12
3-12
Year 1
Year 4
EBITDA margin[3] ~50% ~50%

Multiple engagement models provide flexibility for customers

Note[1]: Illustrative Revenue and EBITDA Contribution based on sample $3B NPR client
Note[2]: Pre-SG&A
Note[3]: Based on midpoint of range

R1 | 25

26 Financial Model for Operating Partner Model Illustrative Contribution from $3B NPR Customer Growth • Deploy transition resources • Perform financial assessment • Invest in infrastructure • Implement technology • Finalize employee transitions to steady state org structure • Complete standardization • Deploy automation • Continuous optimization: – KPI metric improvement – Technology/automation advancement – Productivity improvement Financial Impact – $M Mid-Point of Range Revenue 120 Adj. EBITDA contribution 20 Adj. EBITDA contribution % 17% Launch Steady State Financial Impact – $M Mid-Point of Range Revenue 75 Adj. EBITDA contribution (12) Adj. EBITDA contribution % (16%) Financial Impact – $M Mid-Point of Range Revenue 135 Adj. EBITDA contribution 40 Adj. EBITDA contribution % 30% 0-12 Months 12-36 Months 36+ Months

Financial Model for Co-Managed Partner Model
Illustrative Contribution from $3B NPR Customer

Launch

0-12 Months

- Deploy transition resources
- Perform financial assessment
- Invest in infrastructure
- Implement technology

Financial Impact – $M	Mid-Point of Range
Revenue	10
Adj. EBITDA contribution	(2)
Adj. EBITDA contribution %	(20%)

Growth

12-36 Months

- Complete standardization
- Workflow optimization
- Deploy automation

Financial Impact – $M	Mid-Point of Range
Revenue	25
Adj. EBITDA contribution	7
Adj. EBITDA contribution %	28%

Steady State

36+ Months

- Continuous optimization:
  - KPI metric improvement
  - Technology/automation advancement
  - Productivity improvement

Financial Impact – $M	Mid-Point of Range
Revenue	40
Adj. EBITDA contribution	18
Adj. EBITDA contribution %	45%

R1 | 27

28 Use of Non-GAAP Financial Measures ▪ In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, expense arising from debt extinguishment, strategic initiatives costs, transitioned employee restructuring expense, and certain other items. ▪ Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. ▪ A reconciliation of GAAP operating income guidance to non-GAAP adjusted EBITDA guidance is provided below. Adjusted EBITDA should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. 2021 2022 GAAP Operating Income Guidance $142-148 $200-220 Plus: Depreciation and amortization expense $75-85 $85-95 Share-based compensation expense $75-85 $45-55 Strategic initiatives, severance and other costs $40-50 $40-50 Adjusted EBITDA Guidance $337-343 $385-405 Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance $ in millions